SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                                       of
                       the Securities Exchange Act of 1934

                        Date of Report: February 25, 1997

                        BANKUNITED FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

    FLORIDA                5-43936                            65-0377773
    -------                -------                            ----------
(State or other    Commission File Number)                   (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)

                255 ALHAMBRA CIRCLE, CORAL GABLES, FLORIDA 33134
               ---------------------------------------------------
               (Address of principal executive offices) (ZIP Code)

       Registrant's telephone number, including area code: (305) 569-2000


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Item 5.           OTHER EVENTS.

                  Attached hereto as Exhibit 20.1 is a press release announcing BankUnited Financial Corporation's (the "Corporation") first quarter earnings.

                  Attached hereto as Exhibit 20.2 is a press release announcing the conversion of two classes of preferred stock into Class A Common Stock.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           BANKUNITED FINANCIAL CORPORATION

                                           By: /s/ SAMUEL A. MILNE
                                               -------------------------------
                                               Samuel A. Milne
                                                  Executive Vice President and
                                                  Chief Financial Officer

Dated:  February 25, 1997


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                        BANKUNITED FINANCIAL CORPORATION

                                    FORM 8-K

                                INDEX TO EXHIBITS


EXHIBIT
  NO.
-------

 20.1    Press release regarding the Corporation's first quarter....
         earnings

 22.2    Press release regarding the conversion of two classes of the
         Corporation's preferred stock..............................